NASDAQ: INM 1445 - 885 West Georgia St. Vancouver, BC, Canada V6C 3E8 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Announces Results of 2025 Annual General and Special Meeting

Vancouver, British Columbia - December 17, 2025. InMed Pharmaceuticals Inc. (NASDAQ: INM) ("InMed" or the "Company"), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today confirmed that, at its annual general and special meeting of shareholders held on December 17, 2025 (the "Meeting"), the matters put forward before shareholders for consideration and approval as set out in InMed's notice of meeting and management information circular, dated November 3, 2025, were voted upon by the shareholders. A total of 993,491 common shares of the Company, representing approximately 35.43% of the Company's 2,804,186 issued and outstanding common shares, were represented in person or by proxy at the Meeting.

Results of the vote for the election of the board of directors (the "Board") at the Meeting are set out as follows:

Director	Votes For		Withheld Votes
	Number	Percentage	Number	Percentage
Eric A. Adams	125,352	82.03%	27,469	17.98%
Andrew Hull	125,315	82.00%	27,506	18.00%
Nicole Lemerond	125,485	82.11%	27,336	17.89%
Neil Klompas	125,444	82.09%	27,377	17.91%
John Bathery	125,227	81.94%	27,594	18.06%

In addition, shareholders voted to approve CBIZ CPAs P.C. as the Company's auditors for the following year.

Shareholders also voted to approve the potential issuance of 20% or more of the Company's common shares issued and outstanding as of December 13, 2024, pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd., as amended on June 13, 2025, pursuant to Nasdaq Listing Rules 5635(d) and 5635(b) (the "SEPA").

InMed filed a report of voting results on SEDAR at www.sedarplus.ca on December 17, 2025.

About InMed:

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed's pipeline consists of three separate programs in the treatment of Alzheimer's, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T:  +1 604 416 0999

E:  ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release, and oral statements by the Company and its executive officers and directors, contain "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws.  Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "potential", "possible", "would" and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information includes, but is not limited to, statements about H.R. 5371, the "Continuing Appropriations, Agriculture, Legislative Branch, Military Construction and Veterans Affairs, and Extensions Act, 2026" (the "Act"), the impact of the Act on BayMedica Inc., any potential modifications to the Act and/or the timing thereof and the alternative options available to BayMedica and the Company, statements about developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, and statements about the potential issuance of common shares pursuant to the SEPA.

Additionally, there are known and unknown risk factors which could cause InMed's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed's business is disclosed in InMed's Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other documents filed or furnished with the Securities and Exchange Commission available on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.